Exhibit 99.2

AOL Inc.

Trending Schedules

(Unaudited)

Key Metrics and Financial Information for 2010 and 2009 (9)

(in millions, except for subscriber information amounts)	2010					2009
	Three months ended				Year ended	Three months ended				Year ended
	March 31	June 30	September 30	December 31	December 31	March 31	June 30	September 30	December 31	December 31

Subscriber Information: (1)
Domestic AOL-brand access subscribers (in thousands)	4,656	4,362	4,083	3,852	3,852	6,309	5,799	5,360	4,999	4,999
Domestic average monthly subscription revenue per AOL-brand access subscriber (ARPU)	$18.31	$18.10	$18.10	$18.12	$18.16	$18.48	$18.27	$18.54	$18.53	$18.46
Domestic AOL-brand access subscriber monthly average churn (2)	3.0%	2.6%	2.6%	2.3%	2.6%	3.7%	3.5%	3.3%	3.0%	3.4%

Unique Visitors: (3)
Domestic average monthly unique visitors to AOL Properties (Panel-only methodology) (4)	100	103	99	97	100	106	107	102	100	104
Domestic average monthly unique visitors to AOL Properties (Media Metrix 360) (4)	112	112	106	112	111
Domestic average monthly unique visitors to AOL Media (Panel-only methodology) (4) (5)	73	74	72	70	72	70	76	74	75	74
Domestic average monthly unique visitors to AOL Media (Media Metrix 360) (4)	86	82	81	84	83
Domestic average monthly unique visitors to AOL Advertising Network (6)	186	184	183	181	184	174	176	180	184	179

Advertising revenue:
Display revenue - global	$125.6	$122.7	$121.0	$151.1	$520.4	$143.8	$141.5	$142.2	$176.4	$603.9
Display revenue - domestic	109.8	110.7	112.5	139.6	472.6	121.6	118.6	121.8	151.7	513.7
Display revenue - international	15.8	12.0	8.5	11.5	47.8	22.2	22.9	20.4	24.7	90.2
Search and contextual revenue - global	120.7	111.3	99.7	96.4	428.1	165.7	153.2	145.5	145.4	609.8
Third Party Network revenue - global	108.0	70.7	72.8	84.1	335.6	130.3	121.9	124.0	146.8	523.0
Total advertising revenue	354.3	304.7	293.5	331.6	1,284.1	439.8	416.6	411.7	468.6	1,736.7

Advertising revenue net of traffic acquisition costs (TAC): (7)
Advertising revenue net of TAC - domestic	$226.9	$212.7	$206.2	$230.5	$876.3	$258.8	$239.8	$233.4	$258.4	$990.4
Advertising revenue net of TAC - global	265.1	239.9	228.3	253.1	986.4	306.9	286.5	277.5	299.0	1,169.9

Other information:
Adjusted operating income before depreciation and amortization (OIBDA) (7)	$198.2	$171.6	$158.3	$149.4	$677.5	$247.4	$269.1	$232.8	$132.9	$882.2
Free Cash Flow (7)	125.1	134.5	129.9	70.6	460.1	278.3	236.4	132.0	93.6	740.3
Cash and equivalents	262.4	395.8	623.3	801.8	801.8	119.1	73.5	76.8	146.1	146.1
Cash Net of Debt (7)	192.2	326.8	540.7	715.7	715.7	56.7	5.2	4.0	72.2	72.2
Equity-based compensation expense (8)	9.7	9.2	8.3	8.9	36.1	6.2	1.6	2.8	1.9	12.5

Please see Endnotes.

Key Metrics and Financial Information for 2008 (9)

(in millions, except for subscriber information amounts)	2008
	Three months ended				Year ended
	March 31	June 30	September 30	December 31	December 31

Subscriber Information: (1)
Domestic AOL-brand access subscribers (in thousands)	8,690	8,086	7,452	6,879	6,879
Domestic average monthly subscription revenue per AOL-brand access subscriber (ARPU)	$18.29	$17.99	$18.60	$18.64	$18.38
Domestic AOL-brand access subscriber monthly average churn (2)	3.8%	3.4%	3.7%	3.5%	3.6%

Unique Visitors: (3)
Domestic average monthly unique visitors to AOL Properties (Panel-only methodology) (4)	110	111	110	109	110

Domestic average monthly unique visitors to AOL Properties (Media Metrix 360) (4)

Domestic average monthly unique visitors to AOL Media (Panel-only methodology) (4) (5)	73	73	72	72	73

Domestic average monthly unique visitors to AOL Media (Media Metrix 360) (4)

Domestic average monthly unique visitors to AOL Advertising Network (6)	168	171	171	174	171

Advertising revenue:
Display revenue - global	$189.6	$184.9	$173.6	$181.1	$729.2
Display revenue - domestic	153.3	145.5	135.1	149.5	583.4
Display revenue - international	36.3	39.4	38.5	31.6	145.8
Search and contextual revenue - global	173.9	178.3	189.2	179.8	721.2
Third Party Network revenue - global	186.1	163.2	135.2	148.4	632.9
Total advertising revenue	549.6	526.4	498.0	509.3	2,083.3

Advertising revenue net of traffic acquisition costs (TAC): (7)
Advertising revenue net of TAC - domestic	$292.1	$278.1	$264.0	$296.2	$1,130.4
Advertising revenue net of TAC - global	358.5	347.7	333.5	357.7	1,397.4

Other information:
Adjusted operating income before depreciation and amortization (OIBDA) (7)	$401.0	$346.2	$390.2	$406.6	$1,544.0
Free Cash Flow (7)	101.5	257.7	225.3	155.3	739.8
Cash and equivalents	145.6	318.6	184.5	134.8	134.8
Cash Net of Debt (7)	50.5	212.8	70.1	76.1	76.1
Equity-based compensation expense (8)	(0.9)	5.7	8.0	6.8	19.6

Please see Endnotes.

AOL Inc.

Trending Schedules

(Unaudited)

Financial Results for 2010 and 2009 (9)

(in millions, except per share amounts)	2010					2009
	Three months ended				Year ended	Three months ended				Year ended
	March 31	June 30	September 30	December 31	December 31	March 31	June 30	September 30	December 31	December 31
Revenues:
Advertising	$354.3	$304.7	$293.5	$331.6	$1,284.1	$439.8	$416.6	$411.7	$468.6	$1,736.7
Subscription	282.7	260.2	244.8	235.9	1,023.6	393.5	355.7	332.2	307.4	1,388.8
Other	27.3	27.3	25.9	28.5	109.0	30.7	28.9	30.0	30.7	120.3

Total revenues	664.3	592.2	564.2	596.0	2,416.7	864.0	801.2	773.9	806.7	3,245.8

Costs of revenues	364.7	335.0	342.8	378.1	1,420.6	484.2	463.2	451.4	494.4	1,893.2
Selling, general and administrative	133.3	127.8	117.5	112.6	491.2	137.4	123.8	145.3	128.5	535.0
Amortization of intangible assets	62.2	35.7	22.8	24.6	145.3	34.8	33.3	31.6	38.2	137.9
Amounts related to securities litigation and government investigations, net of recoveries	—	—	—	—	—	7.4	6.8	6.8	6.9	27.9
Restructuring costs	23.4	11.1	(0.4)	(0.3)	33.8	58.3	14.4	10.2	106.3	189.2
Goodwill impairment charge	—	1,414.4	—	—	1,414.4	—	—	—	—	—
Gain on disposal of assets and consolidated businesses, net	—	—	(119.6)	13.6	(106.0)	—	—	—	—	—

	583.6	1,924.0	363.1	528.6	3,399.3	722.1	641.5	645.3	774.3	2,783.2

Operating income (loss)	80.7	(1,331.8)	201.1	67.4	(982.6)	141.9	159.7	128.6	32.4	462.6

Other income (loss), net	(2.7)	(4.4)	13.5	7.0	13.4	(3.1)	5.3	(3.7)	(1.0)	(2.5)
Income tax provision (benefit)	36.8	(267.2)	42.1	9.8	(178.5)	56.3	73.6	50.5	28.3	208.7

Income (loss) from continuing operations	41.2	(1,069.0)	172.5	64.6	(790.7)	82.5	91.4	74.4	3.1	251.4

Discontinued operations, net of tax	(6.5)	14.0	(0.9)	1.6	8.2	—	(0.7)	(0.5)	(1.7)	(2.9)
Less: Net loss attributable to noncontrolling interest	—	—	—	—	—	0.2	—	0.1	—	0.3

Net income (loss) attributable to AOL Inc.	$34.7	$(1,055.0)	$171.6	$66.2	$(782.5)	$82.7	$90.7	$74.0	$1.4	$248.8

Amounts attributable to AOL Inc. common stockholders:
Income (loss) from continuing operations	$41.2	$(1,069.0)	$172.5	$64.6	$(790.7)	$82.7	$91.4	$74.5	$3.1	$251.7
Discontinued operations, net of tax	(6.5)	14.0	(0.9)	1.6	8.2	—	(0.7)	(0.5)	(1.7)	(2.9)

Net income (loss)	$34.7	$(1,055.0)	$171.6	$66.2	$(782.5)	$82.7	$90.7	$74.0	$1.4	$248.8

Per share information attributable to AOL Inc. common stockholders:

Basic income (loss) per common share from continuing operations	$0.39	$(10.02)	$1.62	$0.61	$(7.42)	$0.78	$0.87	$0.70	$0.03	$2.38
Discontinued operations, net of tax	(0.06)	0.13	(0.01)	0.01	0.08	—	(0.01)	—	(0.02)	(0.03)

Basic net income (loss) per common share	$0.33	$(9.89)	$1.61	$0.62	$(7.34)	$0.78	$0.86	$0.70	$0.01	$2.35

Shares used in computing basic income (loss) per common share (10)	106.3	106.7	106.7	106.7	106.6	105.8	105.8	105.8	105.8	105.8

Diluted income (loss) per common share from continuing operations	$0.39	$(10.02)	$1.61	$0.60	$(7.42)	$0.78	$0.87	$0.70	$0.03	$2.38
Discontinued operations, net of tax	(0.07)	0.13	(0.01)	0.01	0.08	—	(0.01)	—	(0.02)	(0.03)

Diluted net income (loss) per common share	$0.32	$(9.89)	$1.60	$0.61	$(7.34)	$0.78	$0.86	$0.70	$0.01	$2.35

Shares used in computing diluted income (loss) per common share (10)	107.0	106.7	107.3	107.7	106.6	105.8	105.8	105.8	105.9	105.8

Please see Endnotes.

Financial Results for 2008 (9)

(in millions, except per share amounts)	2008
	Three months ended				Year ended
	March 31	June 30	September 30	December 31	December 31
Revenues:
Advertising	$549.6	$526.4	$498.0	$509.3	$2,083.3
Subscription	538.8	491.0	470.1	429.4	1,929.3
Other	37.6	35.4	34.8	32.3	140.1

Total revenues	1,126.0	1,052.8	1,002.9	971.0	4,152.7

Costs of revenues	622.8	599.6	545.1	505.6	2,273.1
Selling, general and administrative	172.5	179.3	149.2	139.0	640.0
Amortization of intangible assets	36.5	39.8	42.2	40.5	159.0
Amounts related to securities litigation and government investigations, net of recoveries	3.9	4.1	4.6	8.2	20.8
Restructuring costs	9.5	3.8	1.8	1.5	16.6
Goodwill impairment charge	—	—	—	2,207.0	2,207.0
Gain on disposal of assets and consolidated businesses, net	—	—	—	(0.3)	(0.3)

	845.2	826.6	742.9	2,901.5	5,316.2

Operating income (loss)	280.8	226.2	260.0	(1,930.5)	(1,163.5)

Other income (loss), net	1.7	(1.5)	1.4	(5.7)	(4.1)
Income tax provision (benefit)	122.1	97.0	113.6	20.3	353.0

Income (loss) from continuing operations	160.4	127.7	147.8	(1,956.5)	(1,520.6)

Discontinued operations, net of tax	(0.8)	(1.1)	(0.4)	(3.7)	(6.0)
Less: Net loss attributable to noncontrolling interest	0.1	0.3	0.1	0.3	0.8

Net income (loss) attributable to AOL Inc.	$159.7	$126.9	$147.5	$(1,959.9)	$(1,525.8)

Amounts attributable to AOL Inc. common stockholders:
Income (loss) from continuing operations	$160.5	$128.0	$147.9	$(1,956.2)	$(1,519.8)
Discontinued operations, net of tax	(0.8)	(1.1)	(0.4)	(3.7)	(6.0)

Net income (loss)	$159.7	$126.9	$147.5	$(1,959.9)	$(1,525.8)

Per share information attributable to AOL Inc. common stockholders:

Basic income (loss) per common share from continuing operations	$1.52	$1.21	$1.40	$(18.49)	$(14.36)
Discontinued operations, net of tax	(0.01)	(0.01)	(0.01)	(0.03)	(0.06)

Basic net income (loss) per common share	$1.51	$1.20	$1.39	$(18.52)	$(14.42)

Shares used in computing basic income (loss) per common share (10)	105.8	105.8	105.8	105.8	105.8

Diluted income (loss) per common share from continuing operations	$1.52	$1.21	$1.40	$(18.49)	$(14.36)
Discontinued operations, net of tax	(0.01)	(0.01)	(0.01)	(0.03)	(0.06)

Diluted net income (loss) per common share	$1.51	$1.20	$1.39	$(18.52)	$(14.42)

Shares used in computing diluted income (loss) per common share (10)	105.8	105.8	105.8	105.8	105.8

Please see Endnotes.

AOL Inc.

Trending Schedules

(Unaudited)

Reconciliation of Non-GAAP Financial Measures for 2010 and 2009 (9)

(in millions)	2010					2009
	Three months ended				Year ended	Three months ended				Year ended
	March 31	June 30	September 30	December 31	December 31	March 31	June 30	September 30	December 31	December 31

Adjusted operating income before depreciation and amortization (OIBDA): (7)

Operating income (loss)	$80.7	$(1,331.8)	$201.1	$67.4	$(982.6)	$141.9	$159.7	$128.6	$32.4	$462.6
Add: Depreciation	54.3	51.9	46.9	43.2	196.3	68.6	72.2	65.4	54.9	261.1
Add: Amortization of intangible assets	62.2	35.7	22.8	24.6	145.3	34.8	33.3	31.6	38.2	137.9
Add: Asset impairments	1.4	1,415.9	7.8	1.4	1,426.5	2.3	4.3	7.3	9.2	23.1
Add: Losses/(gains) on disposal of consolidated businesses, net	—	—	(119.6)	13.6	(106.0)	—	—	—	—	—
Add: Losses/(gains) on other asset sales	(0.4)	(0.1)	(0.7)	(0.8)	(2.0)	(0.2)	(0.4)	(0.1)	(1.8)	(2.5)

Adjusted OIBDA	$198.2	$171.6	$158.3	$149.4	$677.5	$247.4	$269.1	$232.8	$132.9	$882.2

Free Cash Flow: (7)

Cash provided by continuing operations	$162.9	$159.0	$164.5	$107.1	$593.5	$316.6	$280.0	$176.8	$133.3	$906.7
Less: Capital expenditures and product development costs	29.5	15.8	24.7	25.9	95.9	31.1	36.0	36.7	31.5	135.3
Less: Principal payments on capital leases	8.3	8.7	9.9	10.6	37.5	7.2	7.6	8.1	8.2	31.1

Free Cash Flow:	$125.1	$134.5	$129.9	$70.6	$460.1	$278.3	$236.4	$132.0	$93.6	$740.3

Cash Net of Debt: (7)

Cash and equivalents	$262.4	$395.8	$623.3	$801.8	$801.8	$119.1	$73.5	$76.8	$146.1	$146.1
Less: Current portion of notes payable and obligations under capital leases	32.6	32.5	34.9	35.2	35.2	26.2	27.5	30.5	32.4	32.4
Less: Long-term portion of obligations under capital leases	37.6	36.5	47.7	50.9	50.9	36.2	40.8	42.3	41.5	41.5

Cash Net of Debt	$192.2	$326.8	$540.7	$715.7	$715.7	$56.7	$5.2	$4.0	$72.2	$72.2

Advertising revenue net of traffic acquisition costs (TAC) - domestic: (7)

Consolidated advertising revenue	$354.3	$304.7	$293.5	$331.6	$1,284.1	$439.8	$416.6	$411.7	$468.6	$1,736.7
Less: International advertising revenue	59.7	43.5	33.0	34.4	170.6	89.8	88.4	89.3	92.9	360.4
Less: Domestic TAC	67.7	48.5	54.3	66.7	237.2	91.2	88.4	89.0	117.3	385.9

Advertising revenue net of TAC - domestic	$226.9	$212.7	$206.2	$230.5	$876.3	$258.8	$239.8	$233.4	$258.4	$990.4

Advertising revenue net of TAC - global: (7)

Consolidated advertising revenue	$354.3	$304.7	$293.5	$331.6	$1,284.1	$439.8	$416.6	$411.7	$468.6	$1,736.7
Less: Total TAC	89.2	64.8	65.2	78.5	297.7	132.9	130.1	134.2	169.6	566.8

Advertising revenue net of TAC - global	$265.1	$239.9	$228.3	$253.1	$986.4	$306.9	$286.5	$277.5	$299.0	$1,169.9

Please see Endnotes.

Reconciliation of Non-GAAP Financial Measures for 2008 (9)

(in millions)	2008
	Three months ended				Year ended
	March 31	June 30	September 30	December 31	December 31

Adjusted operating income before depreciation and amortization (OIBDA): (7)

Operating income (loss)	$280.8	$226.2	$260.0	$(1,930.5)	$(1,163.5)
Add: Depreciation	83.1	78.2	76.6	72.7	310.6
Add: Amortization of intangible assets	36.5	39.8	42.2	40.5	159.0
Add: Asset impairments	1.3	2.8	11.9	2,224.0	2,240.0
Add: Losses/(gains) on disposal of consolidated businesses, net	—	—	—	(0.3)	(0.3)
Add: Losses/(gains) on other asset sales	(0.7)	(0.8)	(0.5)	0.2	(1.8)

Adjusted OIBDA	$401.0	$346.2	$390.2	$406.6	$1,544.0

Free Cash Flow: (7)

Cash provided by continuing operations	$153.8	$317.0	$268.9	$197.4	$937.1
Less: Capital expenditures and product development costs	46.8	53.5	36.8	35.1	172.2
Less: Principal payments on capital leases	5.5	5.8	6.8	7.0	25.1

Free Cash Flow:	$101.5	$257.7	$225.3	$155.3	$739.8

Cash Net of Debt: (7)

Cash and equivalents	$145.6	$318.6	$184.5	$134.8	$134.8
Less: Current portion of notes payable and obligations under capital leases	73.2	75.9	78.8	25.0	25.0
Less: Long-term portion of obligations under capital leases	21.9	29.9	35.6	33.7	33.7

Cash Net of Debt	$50.5	$212.8	$70.1	$76.1	$76.1

Advertising revenue net of traffic acquisition costs (TAC) - domestic: (7)

Consolidated advertising revenue	$549.6	$526.4	$498.0	$509.3	$2,083.3
Less: International advertising revenue	118.2	125.1	120.4	107.3	471.0
Less: Domestic TAC	139.3	123.2	113.6	105.8	481.9

Advertising revenue net of TAC - domestic	$292.1	$278.1	$264.0	$296.2	$1,130.4

Advertising revenue net of TAC - global: (7)

Consolidated advertising revenue	$549.6	$526.4	$498.0	$509.3	$2,083.3
Less: Total TAC	191.1	178.7	164.5	151.6	685.9

Advertising revenue net of TAC - global	$358.5	$347.7	$333.5	$357.7	$1,397.4

Please see Endnotes.

AOL Inc.

Trending Schedules

Endnotes

(1)	Domestic AOL-brand access subscribers include subscribers participating in introductory free-trial periods and subscribers that are paying no monthly fees or reduced monthly fees through member service and retention programs. Individuals who have registered for our free offerings, including subscribers who have migrated from paid subscription plans, are not included in the AOL-brand access subscriber numbers presented above. The average monthly subscription revenue per subscriber is calculated as average monthly subscription revenue divided by the average monthly subscribers for the applicable period.

(2)	Churn represents the number of subscribers that terminate or cancel our services, factoring in new and reactivated subscribers. Monthly average churn is calculated as the monthly average of terminations plus cancellations divided by the initial subscriber base plus any new registrations and reactivations for the applicable period.

(3)	Part of our strategy is to increase the reach of our audience in order to increase our advertising revenue. We utilize unique visitors as a measure of our success in this goal. Unique visitor numbers provide an indication of our consumer reach. Although our consumer reach does not correlate directly to advertising revenue, we believe that our ability to broadly reach diverse demographic and geographic audiences is attractive to brand advertisers seeking to promote their brands to a variety of consumers without having to partner with multiple content providers.

The information that we disclose regarding unique visitors is based on data provided by a third party (comScore Media Metrix, or “Media Metrix”). AOL unique visitors represent the estimated number of individuals who visited any content of a Website or application owned by AOL or for which the traffic has been assigned to AOL by the owner during the applicable measurement period.

Media Metrix has historically estimated unique visitors based on a sample of Internet users in various countries (referred to as the “panel-only methodology”). While we are familiar with the general methodologies and processes that Media Metrix uses in estimating unique visitors, we have not performed independent testing or validation of Media Metrix’s data collection systems or proprietary statistical models, and therefore we can provide no assurance as to the accuracy of the information that Media Metrix provides.

(4)	Media Metrix announced the availability of an alternate methodology (currently referred to as “panel-centric unified” or “Media Metrix 360”) to estimate unique visitors, in order to provide a more accurate count of a website’s audience, and has continued to refine this methodology. We adopted this alternate methodology for domestic unique visitors to AOL Properties and AOL Media starting December 2009 and going forward. As a result, our unique visitor numbers based on Media Metrix 360 will not be comparable to the data under the previous methodology. For comparison purposes, domestic monthly unique visitors to AOL Properties and AOL Media are reported above under both the Media Metrix 360 and panel-only methodology beginning in the first quarter of 2010.

(5)	AOL Media represents a subset of AOL Properties and excludes Mail, Instant Messaging, Search, Ventures and Local & Mapping.

(6)	We also utilize unique visitors to evaluate the reach of our total advertising network, which includes both AOL Properties and the Third Party Network.

(7)	These trending schedules include the financial measures advertising revenue net of TAC, Adjusted OIBDA, Free Cash Flow and Cash Net of Debt, all of which are defined as non-GAAP financial measures by the Securities and Exchange Commission (SEC). These measures may be different than similarly-titled non-GAAP financial measures used by other companies. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with generally accepted accounting principles (GAAP). Explanations of our non-GAAP financial measures are as follows:

We use advertising revenue net of TAC, among other measures, to evaluate the financial performance of our business. TAC consists of costs incurred through arrangements in which we acquire third-party online advertising inventory for resale and arrangements whereby partners distribute our free products or services or otherwise direct traffic to AOL Properties. We believe that this definition enhances the comparability of our advertising revenues to the advertising revenues of certain of our competitors. However, comparable activity may be measured differently by other companies and our revenue sources and TAC may be different than those of our competitors. Therefore, our metrics involving TAC may not be directly comparable to those of our competitors.

We define Adjusted OIBDA as operating income before depreciation and amortization excluding the impact of gains and losses on all disposals of assets (including those recorded in costs of revenues) and noncash asset impairments. We consider Adjusted OIBDA to be a useful metric for management and investors to evaluate and compare the performance of our business on a consistent basis across reporting periods, as it eliminates the effect of noncash items such as depreciation of tangible assets, amortization of intangible assets that were primarily recognized in business combinations and asset impairments, as well as the effect of gains and losses on asset sales, which we do not believe are indicative of our core operating performance. A limitation of this measure, however, is that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in our business. Moreover, the Adjusted OIBDA measures do not reflect gains and losses on asset sales or impairment charges related to goodwill, intangible assets and fixed assets.

We define Free Cash Flow as cash provided by continuing operations, less capital expenditures and product development costs and principal payments on capital leases. We consider Free Cash Flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the continuing business that, after capital expenditures, capitalized product development costs and principal payments on capital leases, can be used for strategic opportunities, including investing in our business, making strategic acquisitions, and strengthening the balance sheet. Analysis of Free Cash Flow also facilitates management’s comparisons of our operating results to competitors’ operating results. A limitation on the use of this metric is that Free Cash Flow does not represent the total increase or decrease in cash for the period because it excludes certain non-operating cash flows and the results of discontinued operations. We have computed Free Cash Flow using the same consistent method from quarter to quarter and year to year.

We define Cash Net of Debt as cash and equivalents less short- and long-term debt and other financing obligations. We consider Cash Net of Debt to be a liquidity measure that provides useful information to management and investors about our ability to repay debt should it come due immediately. A limitation on the use of this metric is that it does not factor in the other uses of cash or the ability to use other assets in the repayment of debt.

(8)	Equity-based compensation expense in Q1 2008 included a reduction to expense driven by a change in the estimated forfeiture rate for equity awards, as fewer awards vested than initially anticipated. As a result of our planned separation from Time Warner, we had a significant reduction of equity-based compensation expense in 2009, as awards that were originally expected to vest were forfeited under the terms of Time Warner’s equity-based compensation plan.

(9)	The financial information for all prior periods presented has been recast so that the basis of presentation is consistent with that of the financial information for the three months and year ended December 31, 2010. This recast reflects the financial condition, results of operations and cash flows of buy.at as discontinued operations and the financial condition, results of operations and cash flows of ICQ as continuing operations for all periods presented.

(10)	On November 2, 2009, we converted from AOL Holdings LLC, a limited liability company wholly owned by Time Warner, to AOL Inc., a corporation wholly owned by Time Warner. On December 9, 2009, the date of our spin-off, 105.8 million shares of $0.01 par value AOL common stock were issued to Time Warner stockholders of record as of 5 p.m. on November 27, 2009. For periods prior to December 9, 2009, the same number of shares is being used for basic and diluted income (loss) per common share as no common stock of the Company existed prior to November 2, 2009 and no dilutive securities of the Company were outstanding for any prior period.